Rule 497(e)
                                                             File Nos. 33-29180
                                                                   and 811-5823


                        Supplement dated August 22, 1997
                     to Prospectus dated November 29, 1996

                           DOMINI SOCIAL EQUITY FUND

     At a meeting held on June 30, 1997, the Board of Trustees of Domini Social Equity Fund (the "Fund") voted to approve certain changes in the management of the Fund in order to provide for a more centralized management structure. On that same date, the Board of Trustees of Domini Social Index (SM) Portfolio (the "Portfolio") also approved a restructuring of the management of the Portfolio. Because substantially all of the Fund's investable assets are invested in the Portfolio, the proposed new management structure affects both the Fund and the underlying Portfolio. The restructuring includes the following changes.

     The Portfolio will enter into a new management agreement (the "Proposed Management Agreement") with Domini Social Investments LLC ("DSI"), subject to shareholder approval, pursuant to which DSI will provide investment supervisory and administrative services, and a new submanagement agreement (the "Proposed Mellon Agreement") with Mellon Equity Associates ("Mellon Equity"), subject to shareholder approval, pursuant to which Mellon Equity will manage the investments of the Portfolio on a day to day basis. For its services under the Proposed Management Agreement, DSI will receive a fee equal on an annual basis to 0.20% of the Portfolio's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Portfolio exceed, on an annual basis, 0.20% of the average daily net assets of the Portfolio for its current fiscal year. The Trustees of the Fund have authorized the calling of a Special Meeting of Shareholders of the Fund to vote on these agreements as well as other matters, and the solicitation of proxies in connection therewith.

     The Portfolio currently employs, as investment adviser, Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), which developed and maintains the Domini 400 Social Index(SM), and as investment manager, Mellon Equity, to manage the investments of the Portfolio on a day to day basis. See "MANAGEMENT--Adviser" and "MANAGEMENT--Manager" in the Prospectus and "MANAGEMENT OF THE FUND AND THE PORTFOLIO--Adviser and Manager" in the Statement of Additional Information for a description of the current agreements with KLD and Mellon Equity. DSI is a newly created management company formed by the principals of KLD and other investment company and marketing professionals.

     As part of the management restructuring, the Board of Trustees of the Fund has approved a Sponsorship Agreement with DSI pursuant to which DSI will provide the Fund with centralized administration and management functions (other than the provision of investment advice). For its services under the Sponsorship Agreement, DSI will receive a fee equal on an annual basis to 0.50% of the Fund's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Fund (including the Fund's pro rata portion of the expenses of the Portfolio) exceed, on an annual basis, 0.98% of the average daily net assets of the Fund for its current fiscal year.


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     Currently, KLD serves as Sponsor of the Portfolio under a sponsorship agreement (the "KLD Sponsorship Agreement") pursuant to which KLD performs certain administrative services for the Portfolio, and is obligated to pay all of the ordinary operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses), for which KLD receives a fee equal on an annual basis to 0.20% of the average daily net assets of the Portfolio for its then current fiscal year. Pursuant to a letter agreement between KLD and Signature Broker-Dealer Services, Inc. ("Signature"), Signature is obligated to pay such operating expenses of the Portfolio. Similarly, Signature is currently obligated to pay all of the ordinary operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) and with respect to such payment obligation, Signature receives from the Fund a fee equal on an annual basis to 0.78% of the average daily net assets of the Fund for its then current fiscal year pursuant to an agreement with the Fund (the "Fund Expense Agreement"). In effect, such expense payment arrangements have ensured that the annual ordinary operating expenses for the Fund (including the Fund's share of the Portfolio's expenses, but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) would not exceed (or fall below) 0.98% of the average daily net assets of the Fund. Both the Sponsorship Agreement between KLD and the Portfolio and the Fund Expense Agreement between Signature and the Fund terminate on December 31, 1999, unless sooner terminated by the mutual consent of the parties. In connection with the restructuring, Signature, KLD and the Fund and the Portfolio intend to terminate these agreements, and the Fund anticipates making a final payment to Signature of $550,000. The table in the Expense Summary showing the aggregate annual operating expenses of the Fund and the Portfolio does not reflect this one time payment to Signature by the Fund of $550,000, nor the expenses incurred by the Fund in connection with the termination of such agreements with Signature, which are considered to be extraordinary expenses.

     Signature currently serves as distributor and administrator of the Fund, and serves as Placement Agent and provides administrative services to the Portfolio, and intends to assist in the transition to the new management structure.

     "Domini" and "Domini Social Index" are service marks of KLD which are licensed to DSI with the consent of Amy L. Domini. Pursuant to agreements among DSI, Amy L. Domini and each of the Fund and the Portfolio, the Portfolio may be required to discontinue use of such service marks if DSI ceases to be the Manager of the Portfolio or Amy L. Domini withdraws her consent, and the Fund may be required to discontinue the use of such marks if DSI ceases to be the Sponsor of the Fund or Amy L. Domini withdraws her consent or either DSI ceases to be the Manager of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.